Notice to Policy Owner
                                       Important! Please Respond Immediately

May 20, 1999


Dear Transamerica Tribute(R) Variable Universal Life Policy Owner:

The Board of Directors of Transamerica Variable Insurance Fund, Inc., has called a special meeting of shareholders to be held June 16, 1999, for the purposes explained in the enclosed Notice of a Special Meeting of Shareholders and Proxy Statement.

The Growth Portfolio and the Money Market Portfolio of Transamerica Variable Insurance Fund, Inc., are two of the portfolios available for investment under your Transamerica Tribute(R) variable universal life policy. As a shareholder in the Portfolios, Transamerica will vote its shares at this meeting. As a Policy Owner, with amounts allocated to one or both of the sub-accounts associated with the Portfolios, you have the right to instruct Transamerica how to vote its shares. Transamerica will vote all the shares held in Separate Account VUL-1 in accordance with the instructions it receives from you and other Policy Owners. This mailing is to solicit instructions from you.

This special meeting is prompted by the merger agreement between Transamerica Corporation, the parent company of the Portfolios' investment adviser and sub-adviser, and AEGON N.V., one of the world's leading international insurance groups. We expect the transaction to be completed in the next few months. However, you can rest assured that it will not cause any disruptions in the services you currently receive from Transamerica.

The enclosed materials provide information about the meeting and seek your instructions regarding approval of new investment advisory and sub-advisory agreements for the Portfolios and other proposals. The enclosed materials explain that these new agreements are identical to the existing agreements in all material respects. In the course of representing your interests, the Fund's Board of Directors has evaluated and unanimously approved the proposals and recommends approval of the new agreements and the other proposals.

Your instructions are important to us. Please mark your instructions on the enclosed instruction form, sign, date and return it in the enclosed postage paid envelope as soon as possible. At any time prior to when Transamerica votes its shares, you may revoke your previously submitted instructions. If you have any questions, please call our proxy solicitor, Georgeson & Company, at 800-223-2064, 8 a.m. to 8 p.m. Eastern time. If we have not received your instructions prior to the meeting date, you may be contacted by Georgeson. We hope this contact will not be an inconvenience to you.


Sincerely,



Sandra Brown, Vice President
Transamerica Occidental Life Insurance Company




                INSTRUCTION FORM TO TRANSAMERICA
                       IN CONNECTION WITH
                     THE PROXY SOLICITED BY                                                               For
           TRANSAMERICA VARIABLE INSURANCE FUND, INC.                                                               Against Abstain
     ------------------------------------------------------------ --------------------------------------- --------- ------- --------
                                                                  --------------------------------------- --------- ------- --------

                                                                  1.  To  approve  the  new   investment  o           o        o
     The  undersigned   Policy  Owner   instructs   Transamerica  advisory    agreement    between   the
     Occidental Life Insurance Company  ("Transamerica") to vote  Portfolio and Transamerica  Occidental in the  manner  indicated  on this  form all  shares of the  Life Insurance Company.
     Money  Market   Portfolio   ("Portfolio")  of  Transamerica
     Variable  Insurance Fund, Inc.,  attributable as of May 10,
     1999,   to  the  Policy   Owner's   account  value  in  the                                          o           o        o
     corresponding  sub-account of Separate Account VUL-1 at the
     Special  Meeting of  Shareholders on June 16, 1999, and all
     adjournments  or  postponements  thereof,  and in its  sole  2.  To  approve  the  new   investment
     discretion  on such  other  matters  as may  properly  come  sub-advisory  agreement,  relating  to
     before the meeting.                                          the  Portfolio,  between  Transamerica
                                                                  Occidental Life Insurance  Company and
     These  instructions are being solicited by Transamerica      Transamerica Investment  Services,  Inc.
     as  a shareholder in the Portfolio.  Receipt of the
     Notice to Policy Owners,  Notice of a Special Meeting
     of Shareholders  and Proxy Statement is hereby acknowledged.

                                                                  --------------------------------------- --------- ------- --------
                                                                  --------------------------------------- --------- ------- --------

     PLEASE MARK INSTRUCTIONS AS FOLLOWS: x                                                               For The
                                                                                                          Nominee   Abstain
                                                                  --------------------------------------- --------- ------- --------
                                                                  --------------------------------------- --------- ------- --------

                                                                  3. To elect as directors the nominees      o        o
                                                                  listed below:
                                                                      Gary U. Rolle

                                                                  --------------------------------------- --------- ------- --------
                                                                  --------------------------------------- --------- ------- --------

                                                                                                             o        o
                                                                      Peter J. Sodini

                                                                  --------------------------------------- --------- ------- --------
                                                                  --------------------------------------- --------- ------- --------

                                                                                                             o        o
                                                                      Jon C. Strauss

                                                                  --------------------------------------- --------- ------- --------
                                                                  --------------------------------------- --------- ------- --------

                                                                      Dr. James H. Garrity                   o        o

                                                                  --------------------------------------- --------- ------- --------
                                                                  --------------------------------------- --------- ------- --------


                                                                  --------------------------------------- --------- ------- --------
                                                                  --------------------------------------- --------- ------- --------

                                                                                                            For     Against Abstain
                                                                  --------------------------------------- --------- ------- --------
                                                                  --------------------------------------- --------- ------- --------

                                                                                                             o        o        o
                                                                  4.  To  ratify the  selection
                                                                  by  the  Board of Directors of Ernst &
                                                                  Young  LLP  as independent public accountants
                                                                  for the fiscal year ending December
                                                                  31, 1999.



   Please be sure to sign and date this form.

   Date
   -------------------------
                                                                  Please sign exactly as name appears to  the  left.
                                                                  When signing as attorney, executor, administrator,
                                                                  trustee, or guardian, please give full title as
                                                                  such. If signing for a corporation, please sign in
                                                                  full corporate name by President or other authorized
                                                                  officer.  If a partnership, please sign in partnership
                                                                  name by authorized person.


 Policy Owner signs here      Joint-owner signs here
      ----------------------------------------------------------- -





                INSTRUCTION FORM TO TRANSAMERICA
                       IN CONNECTION WITH
                     THE PROXY SOLICITED BY                                                               For
           TRANSAMERICA VARIABLE INSURANCE FUND, INC.                                                               Against Abstain
     ------------------------------------------------------------ --------------------------------------- --------- ------- --------
                                                                  --------------------------------------- --------- ------- --------

                                                                  1.  To  approve  the  new   investment  o           o        o
     The  undersigned   Policy  Owner   instructs   Transamerica  advisory    agreement    between   the
     Occidental Life Insurance Company  ("Transamerica") to vote  Portfolio and Transamerica  Occidental in the  manner  indicated  on this  form all  shares of the  Life Insurance Company.
     Growth  Portfolio  ("Portfolio")  of Transamerica  Variable
     Insurance  Fund,  Inc.,  attributable as of May 10, 1999 to
     the  Policy  Owner's  account  value  in the  corresponding                                          o           o        o
     sub-account  of  Separate  Account  VUL-1,  at the  Special
     Meeting  of   Shareholders   on  June  16,  1999,  and  all
     adjournments  or  postponements  thereof,  and in its  sole  2.  To  approve  the  new   investment
     discretion  on such  other  matters  as may  properly  come  sub-advisory  agreement,  relating  to
     before the meeting.                                          the  Portfolio,  between  Transamerica
                                                                  Occidental Life Insurance  Company and
     These  instructions  are being  solicited by  Transamerica   Transamerica Investment  Services,  Inc.
     as a shareholder in the Portfolio. Receipt of the
     Notice to Policy Owners,  Notice of a Special Meeting of
     Shareholders and Proxy Statement is hereby acknowledged.


                                                                  --------------------------------------- --------- ------- --------
                                                                  --------------------------------------- --------- ------- --------

     PLEASE MARK INSTRUCTIONS AS FOLLOWS: x                                                               For The
                                                                                                          Nominee   Abstain
                                                                  --------------------------------------- --------- ------- --------
                                                                  --------------------------------------- --------- ------- --------

                                                                  3. To elect as directors the nominees      o        o
                                                                  listed below:
                                                                      Gary U. Rolle

                                                                  --------------------------------------- --------- ------- --------
                                                                  --------------------------------------- --------- ------- --------

                                                                                                             o        o
                                                                      Peter J. Sodini

                                                                  --------------------------------------- --------- ------- --------
                                                                  --------------------------------------- --------- ------- --------

                                                                                                             o        o
                                                                      Jon C. Strauss

                                                                  --------------------------------------- --------- ------- --------
                                                                  --------------------------------------- --------- ------- --------

                                                                      Dr. James H. Garrity                   o        o

                                                                  --------------------------------------- --------- ------- --------
                                                                  --------------------------------------- --------- ------- --------


                                                                  --------------------------------------- --------- ------- --------
                                                                  --------------------------------------- --------- ------- --------

                                                                                                            For     Against Abstain
                                                                  --------------------------------------- --------- ------- --------
                                                                  --------------------------------------- --------- ------- --------

                                                                                                             o        o        o
                                                                  4.  To  ratify the selection
                                                                  by  the  Board of Directors
                                                                  of   Ernst   & Young  LLP  as
                                                                  independent public accountants
      Please be sure to sign and date                             for the fiscal year ending December
      this form.                                                  31, 1999.


      Date
     -------------------------                                    Please    sign exactly     as
                                                                  name   appears to  the  left.
                                                                  When  signing as  attorney,
                                                                  executor, administrator,
                                                                  trustee,  or  guardian,
                                                                  please give full  title as
                                                                  such. If signing  for a
                                                                  corporation,  please sign in
                                                                  full corporate  name by
                                                                  President   or other
                                                                  authorized officer.  If a
                                                                  partnership, please sign in
                                                                  partnership name by authorized person.

Policy Owner signs here             Joint-owner signs here
      -----------------------------------------------------------